EXHIBIT A
                        TO THE DEVELOPING AGENT AGREEMENT



               OWNER'S AND GUARANTOR'S UNDERTAKING AND ASSUMPTION
                                 OF OBLIGATIONS



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                                   EXHIBIT "A"

        OWNER'S AND GUARANTOR'S UNDERTAKING AND ASSUMPTION OF OBLIGATIONS


THIS UNDERTAKING AND ASSUMPTION OF AREA DEVELOPER'S OBLIGATIONS is given as of this day of , 19 , by the undersigned.



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AREA DEVELOPER:

Date of Area Developer Agreement:

1.       ACKNOWLEDGEMENT AND GUARANTY.

         In consideration of, and as an inducement to, the execution of the above mentioned Pretzel Time, Inc. Area Developer Agreement ( the "Area Developer Agreement") by Pretzel Time, Inc. ("Company"), each of the undersigned and any other parties who sign counterparts of this guaranty (referred to herein individually as a "Guarantor" and collectively as "Guarantors") hereby personally and unconditionally: (a) guarantees to COMPANY, and its successors and assigns, for the term of the franchise Agreement and thereafter as provided in the franchise Agreement, that AREA DEVELOPER shall punctually pay and perform each and every undertaking, agreement and covenant set forth in the Area Developer Agreement; and (b) agrees to be personally bound by, and personally liable for the breach of, each and every provision in the Area Developer Agreement, both monetary obligations and other obligations, including, without limitation, the obligation to pay costs and legal fees as provided in the Area Developer Agreement and the obligation to take or refrain from taking specific actions or to engage or refrain from engaging in specific activities, including, without limitation, the provisions of the Area Developer Agreement relating to competitive activities.

2.       WAIVERS.

         Each Guarantor waives:

     (a) acceptance and notice of acceptance by COMPANY of the foregoing undertakings; and

     (b) notice of demand for payment of any indebtedness or nonperformance of any obligations hereby guaranteed; and

         (c) protest and notice of default to any party with respect to the indebtedness or nonperformance of any obligations hereby guaranteed; and

         (d) any right he may have to require that an action be brought against AREA DEVELOPER or any other person as a condition of liability; and

         (e) all rights to payments and claims for reimbursement or subrogation which he may have against AREA DEVELOPER arising as a result of his execution and performance under this guaranty; and

         (f) any and all other notices and legal or equitable defenses to which he may be entitled.

3.       ADDITIONAL COVENANT OF GUARANTORS.

         Each Guarantor consents and agrees that:

         (a) his direct, independent, and immediate liability under this undertaking shall be joint and several not only with AREA DEVELOPER, but also among the Guarantors;

         (b) he shall render any payment or performance required under the Area Developer Agreement upon demand if AREA DEVELOPER fails or refuses punctually to do so;
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         (c) such liability shall not be contingent or conditioned  upon pursuit by COMPANY or its Affiliates of any remedies against AREA DEVELOPER or any other person;

         (d) such liability shall not be diminished, relieved or otherwise affected by any subsequent rider or amendment to the Area Developer Agreement or by any extension of time, credit or other indulgence which COMPANY may from time to time grant to AREA DEVELOPER or to any other person, including, without limitation, the acceptance of any partial payment or performance, or the compromise or release of any claims, none of which shall in any way modify or amend this guaranty, which shall be continuing and irrevocable throughout the term of the Area Developer Agreement and for so long thereafter as there are any monies or obligations owing by AREA DEVELOPER to COMPANY under the Area Developer Agreement;

         (e) the written acknowledgment of AREA DEVELOPER, accepted in writing by COMPANY, or the judgment of any court or arbitration panel of competent jurisdiction establishing the amount due from AREA DEVELOPER shall be conclusive and binding on the undersigned as Guarantors;

         (f) if COMPANY is required to enforce this guaranty in a judicial or arbitration proceeding and prevails in such proceeding, it shall be entitled to reimbursement of its costs and expenses, including, but not limited to, reasonable accountants', attorneys', arbitrators', and expert witness fees, costs of investigation, court costs, other litigation expenses and travel and living expenses, whether incurred prior to, in preparation for or in contemplation of the filing of any such proceeding. If COMPANY is required to engage legal counsel in connection with any failure by the undersigned to comply with this guaranty, the Guarantors shall reimburse COMPANY for any of the above-listed costs and expenses incurred by it;
         (g) Each of the undersigned Guarantors represents and warrants that, if no signature appears below for such Guarantor's spouse, such Guarantor is either not married or, if married, is a resident of a state which does not require the consent of both spouses to encumber the assets of a marital estate.

         (h) This Undertaking and Assumption shall be construed in accordance with Pennsylvania law, without giving effect to its conflict of laws principles;

         (i) This Undertaking shall continue in full force and effect with respect to any extension or modification to the Area Developer Agreement or any other of the franchise agreements and Guarantors waive notice of any and all such extensions, modifications, amendments or transfers;

         (j) In lieu of any right of indemnification that Guarantors may have as against Area Developer by virtue of the guarantee of Area Developer's obligations to company which right of indemnification is hereby waived, Guarantors shall be subrogated to the rights of Company as against Area Developer to the extent Guarantors fully satisfy and discharge the obligations of Area Developer under the Area Developer Agreement and any other franchising agreements and such right of subrogation shall be Guarantor's sold remedy against Area Developer;

         (k) Guarantors agree to pay all reasonable attorneys' fees and all costs and other expenses incurred in any collection or attempted collection of amounts due pursuant to this Undertaking or in any negotiations relative to the obligations hereby guaranteed or in enforcing this Undertaking against Guarantors; and

4.       DEFINITIONS.  For purposes of this Undertaking:

         (a) "Owner" shall mean any person, partnership, corporation or other entity holding any interest in Area Developer.

         (b) The term "Guarantors" is applicable to one or more persons, a corporation or a partnership, as the case may be, and the singular usage includes the plural and the masculine and neuter usages included the other and the feminine.


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         IN WITNESS  WHEREOF,  each Guarantor has hereunto affixed his signature on the same day and year as the Area Developer Agreement was executed.


Owners and Guarantors:


                                            Spouse
                    (Signature)

                  (Print Name)


                                            Spouse
                    (Signature)

                  (Print Name)



                                            Spouse
                    (Signature)

                  (Print Name)



                                            Spouse
                    (Signature)

                  (Print Name)